UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

                                                      Date of Report
                                        (Date of earliest event reported)
                                                    May 2, 2011

              REGAL BELOIT CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  200 State Street, Beloit, Wisconsin 53511
(Address of principal executive offices, including zip code)

           (608) 364-8800
(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2011, Regal Beloit Corporation (the “Company”) held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”).  At the Annual Meeting, the shareholders approved the Company’s Shareholder Value Added (SVA) Executive Officers Incentive Compensation Plan (the “SVA Plan”).

The SVA Plan is described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on March 30, 2010.

The description of the SVA Plan set forth above is qualified in its entirety by reference to the full text of the SVA Plan, which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held for the purposes of (i) electing three Class C Directors for terms expiring at the 2014 Annual Meeting of Shareholders and one Class A Director for a term expiring at the 2012 Annual Meeting of Shareholders; (ii) holding a shareholder advisory vote on the compensation of the Company’s named executive officers; (iii) holding a shareholder advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers; (iv) seeking shareholder approval of the Company’s Shareholder Value Added (SVA) Executive Officers Incentive Compensation Plan; and (v) ratifying the selection of Deloitte & Touche LLP as the independent auditors for the Company for the year ending December 31, 2011.

As of the March 10, 2011 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 38,633,463 shares of the Company’s common stock were outstanding and eligible to vote.  A total of 35,900,298 shares were voted in person or by proxy at the Annual Meeting.

 The following are the final votes on the matters presented for approval at the Annual Meeting:

Election of Directors:

Name	For	Against	Abstain	Broker Non-Votes

Stephen M. Burt	34,486,249	155,480	10,480	1,248,089
Thomas J. Fischer	33,695,198	946,501	10,510	1,248,089
Rakesh Sachdev	34,463,754	175,298	13,157	1,248,089
Carol N. Skornicka	34,459,038	182,673	10,498	1,248,089

Advisory vote on the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes

32,187,692	1,369,771	1,094,746	1,248,089

Advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes

24,374,011	166,237	9,018,445	1,093,516	1,248,089

Approval of the Company’s Shareholder Value Added (SVA) Executive Officers Incentive Compensation Plan:

For	Against	Abstain	Broker Non-Votes

32,956,426	601,913	1,093,870	1,248,089

Ratifying the selection of Deloitte & Touche LLP as the independent auditors:

For	Against	Abstain

32,956,426	601,913	1,093,870

Item 9.01.                      Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(99.1)Regal Beloit Corporation Shareholder Value Added (SVA) Executive Officers Incentive Compensation Plan (incorporated by reference to Appendix I contained in Regal Beloit Corporation’s proxy statement for its 2011 annual meeting of shareholders).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL BELOIT CORPORATION

Date:  May 5, 2011                                                               By: /s/ Peter C. Underwood
   Peter C. Underwood
   Vice President, General Counsel and Secretary

REGAL BELOIT CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated May 2, 2011

Exhibit
Number

(10.1)
Regal Beloit Corporation Shareholder Value Added (SVA) Executive Officers Incentive Compensation Plan (incorporated by reference to Appendix I contained in Regal Beloit Corporation’s proxy statement for its 2011 annual meeting of shareholders).